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                    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                     BETWEEN

                              TAM RESTAURANTS, INC.

                                       AND

                        LUKE JOHNSON AND PETER SALVATORE














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



                    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT
                    ----------------------------------------

           THIS CONVERTIBLE DEBENTURE PURCHASE AGREEMENT, between Luke Johnson and Peter Salvatore (hereinafter individually referred to as a "Investor", and collectively referred to as the "INVESTORS"), and Tam Restaurants, Inc., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY", Nasdaq Small Cap Market Symbol "TAMR").

           WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase an aggregate of $1,000,000 principal amount of Debentures (as defined below) as set forth in Section 2.3 below; and

           WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("SECTION 4(2)") and Regulation D ("REGULATION D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "SECURITIES Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Debentures to be made hereunder.

           NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                               CERTAIN DEFINITIONS
                               -------------------

           Section 1.1 "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

           Section 1.2 "CAPITAL SHARES" shall mean the Common Stock and any shares of any other class of Common Stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

           Section 1.3 "CAPITAL SHARES EQUIVALENTS" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

           Section 1.4 "CLOSING" shall mean the closing of the purchase and sale of the Debentures to each of the Investors pursuant to Article II below.

           Section 1.5 "CLOSING DATE" shall mean the date the closing of the purchase and sale of the Debentures to each of the Investors occurs pursuant to
Article II below.

           Section 1.6 "COMMON STOCK" shall mean the Company's common stock, $.0001 par value per share.

           Section 1.7 "CONVERSION SHARES" shall mean the shares of Common Stock issuable upon conversion of the Debentures as per the terms of the Debentures.

           Section 1.8 "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.

           Section 1.9 "DEBENTURES" shall mean the Company' convertible debentures being offered hereby in the form of Exhibit A annexed hereto.

           Section 1.10 "ESCROW AGENT" shall mean the law firm of The Goldstein Law Group, P.C., pursuant to the terms of the Escrow Agreement annexed hereto as Exhibit B.

           Section 1.11 "ESCROW AGREEMENT" shall mean the agreement regarding the escrow of the Purchase Price and Debentures entered into between the Company, the Escrow Agent and the Investors on the Subscription Date annexed hereto as Exhibit A.

           Section 1.12 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           Section 1.13 "LEGEND" shall have the meaning set forth in Article VII below.

           Section 1.14 "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Purchase Agreement (or any Exhibit annexed hereto) in any material respect.

           Section 1.15 "NASD" shall mean the National Association of Securities Dealers, Inc.

           Section 1.16 "OUTSTANDING" when used with reference to shares of Common Stock, or Capital Shares (collectively the "SHARES"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

           Section 1.17 "PERSON" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

           Section 1.18 "PRINCIPAL MARKET" shall mean the OTC Bulletin Board, Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

           Section 1.19 "PURCHASE AGREEMENT" shall refer to this Common Stock Purchase Agreement and include all Exhibits annexed hereto.

           Section 1.20 "PURCHASE PRICE" shall mean $1,000,000, or the price which each Investor is to pay for that principal amount of Debenture being purchased pursuant to the terms of this Agreement.

           Section 1.21 "REGULATION D" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.22 "SEC" shall mean the Securities and Exchange Commission.

           Section 1.23 "SECTION 4(2)" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.24 "SECURITIES ACT" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.25 "SEC DOCUMENTS" shall mean the Company's latest Form 10-KSB and Form 10-QSB's (and all amendments thereto), all Form 8-Ks, and the Proxy Statement for its latest fiscal year as of the time in question.

           Section 1.26 "SUBSCRIPTION DATE" shall mean the date on which this Purchase Agreement is executed and delivered by the parties hereto and all of the conditions relating to the issuance of the Debentures shall have been fulfilled.

           Section 1.27 "TRADING DAY" shall mean any day during which the then Principal Market shall be open for business.

                                   ARTICLE II
                                   ----------

                       PURCHASE AND SALE OF THE DEBENTURES
                       -----------------------------------

           Section 2.1 TRANSACTION. The Company will sell, and the Investors will buy, on the Closing Date, the Debentures in exchange for the Purchase Price (the exact principal amount to be purchased by each Investor is set forth on Schedule A annexed hereto), provided each of the conditions set forth in Section
2.3 below have been satisfied or waived in writing.

           Section 2.2 FORM OF PAYMENT. The Investors shall pay each pay their portion of the Purchase Price by delivering good funds in United States Dollars by wire transfer to the Escrow Agent, against delivery of the original shares of Common Stock as per the terms of the Escrow Agreement.

           Section 2.3 CLOSING. On the Closing Date, the Company will sell and the Investors will buy the Debentures, in reliance upon the representations and warranties contained in this Purchase Agreement, and upon the terms and satisfaction of each of the conditions set forth below.

           The conditions precedent to the sale of the Debentures are as follows:

                         (A) Acceptance by the Investors of this Purchase Agreement and the Escrow Agreement, and due execution by all parties of this Purchase Agreement;

                         (B) Delivery into escrow by the Company of the original Debentures as more fully set forth in the Escrow Agreement;

                         (C) All representations and warranties of the Company and the Investors contained herein shall remain true and correct in all material respects as of the Closing Date;

                         (D) The Investors shall have received an opinion of counsel substantially in the form of Exhibit B annexed hereto; and

                         (E) At the Closing Date, the sale and issuance of the Debentures shall be legally permitted by all laws and regulations to which the Company and the Investors are subject.

                                   ARTICLE III
                                   -----------

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
                 -----------------------------------------------

           Each of the Investors, severally, and not jointly, represents and warrants to the Company that:

           Section 3.1 INTENT. Without limiting its ability to resell the Conversion Shares pursuant to an effective registration statement or an exemption from registration, each Investor is entering into this Purchase Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Debentures to or through any person or entity; provided, however, that by making the representations herein, each Investor reserves the right to dispose of the Debentures and/or Underlying Shares at any time in accordance with federal and state securities laws applicable to such disposition. Without limiting its ability to resell the Debentures and/or Underlying Shares, each Investor represents that the Debentures are being purchased for such Investor's own account, for investment purposes only and not for distribution or resale to others. Each Investor agrees that it will not sell the Underlying Shares unless they are registered under the Securities Act or unless an exemption from such registration is available.

           Section 3.2 ACCREDITED INVESTOR/INVESTMENT EXPERIENCE. Each Investor is an accredited investor (as defined in Rule 501 of Regulation D), and has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Company. As of the Closing Date, each Investor (i) has adequate means of providing for its current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risk of an investment in the Debentures for an indefinite period, and (iv) can afford the complete loss of its investment. Each Investor recognizes the highly speculative nature of this investment. Each Investor acknowledges that it has carefully read the SEC Documents and the terms and conditions herein and fully understands the contents thereof.

           Section 3.3 AUTHORITY. This Purchase Agreement has been duly authorized and validly executed and delivered by each Investor, and the board of directors of such Investor, if applicable. The decision to invest and the execution and delivery of this Purchase Agreement by each Investor, the performance by each Investor of its obligations hereunder and the consummation by each Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of each Investor. This Purchase Agreement has been duly executed and delivered by each Investor and, assuming the due execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of each Investor, enforceable against each Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

            Section 3.4 DISCLOSURE; ACCESS TO INFORMATION. The Investors have each received all documents, records, books and other information pertaining to each Investor's investment in the Company that has been requested by each Investor. Each Investor has had the opportunity to ask questions of, and receive answers from, the Company, and has not relied on any material or representations of the Company except as contained in this Purchase Agreement.

           Section 3.5 MANNER OF SALE. At no time was any Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising in connection with the offer and sale of the Debentures.

           Section 3.6 NO LEGAL, TAX OR INVESTMENT ADVICE. Each Investor understands that nothing in this Purchase Agreement or any other materials presented to each Investor in connection with the purchase and sale of the Debentures constitutes legal, tax or investment advice. Each Investor has relied on, and has consulted with, such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Debentures.

           Section 3.7 NO ADVERTISEMENTS. The Investors are not purchasing the Debentures as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

                                   ARTICLE IV
                                   ----------

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

           The Company represents and warrants that:

           Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the SEC Documents. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those (individually or in the aggregate) in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation of any material term of its Certificate of Incorporation (as defined below) or Bylaws (as defined below).

           Section 4.2 AUTHORITY. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Purchase Agreement, and all Exhibits annexed hereto, and to issue the Debentures, (ii) the execution, issuance and delivery of this Purchase Agreement by the Company, the consummation by it of the transactions contemplated hereby and thereby, and the performance of its obligations hereunder have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its shareholders, or its Board of Directors is necessary, and (iii) this Purchase Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Purchase Agreement, the Debentures will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investors; PROVIDED, HOWEVER, that the Debentures are subject to restrictions on transfer under state and/or federal securities laws.

           Section 4.3 CAPITALIZATION. As of July 31, 2000, the authorized capital stock of the Company consists of 19,000,000 shares of Common Stock, $.0001 par value, of which 4,503,000 shares are outstanding, and 1,000,000 shares of preferred stock, $.0001 par value, of which 144,081 shares are outstanding. All of the outstanding shares of the Company's capital stock have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock or preferred stock of the Company are entitled to preemptive or similar rights. Except as disclosed in the SEC Documents and as contemplated by this Agreement, to the knowledge of the Company, no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

           Section 4.4 COMMON STOCK. The Company has registered its Common Stock pursuant to the Exchange Act, and such Common Stock is currently listed or quoted, and trades, on the OTC Bulletin Board.

           Section 4.5 SEC DOCUMENTS. The Company has delivered or made available to the Investors true and complete copies of the SEC Documents filed by the Company with the SEC during the twelve months immediately preceding the date hereof. The SEC Documents comply in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements).

           Section 4.6 VALID ISSUANCES. Neither the issuance of the Debentures, nor the Company's performance of its obligations under this Purchase Agreement will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Debentures, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire any Capital Shares or other securities of the Company.

           Section 4.7 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates, nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising in connection with the offer and sale of the Debentures, or (ii) has made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Underlying Shares under the Securities Act, except as contemplated by this Purchase Agreement.

           Section 4.8 NO CONFLICTS. The execution, delivery and performance of this Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of the Debentures, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or ByLaws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, patent, patent license, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, in conflict with, or in default under, any of the foregoing except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

           Section 4.9 COMPLIANCE. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Exchange Act. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the Subscription Date.

           Section 4.10 GOVERNMENTAL AND CONTRACTUAL CONSENT, ETC. No consent, approval or authorization of, or designation, declaration or filing with any governmental authority or any contract counterpart on the part of the Company is required in connection with the valid execution and delivery of this Purchase Agreement, or the offer, sale or issuance of the Debentures, or the consummation of any other transaction contemplated hereby.

                                    ARTICLE V
                                    ---------

                            COVENANTS OF THE COMPANY
                            ------------------------

           Section 5.1 The Company warrants that it has not received any notice, oral or written, affecting it's continued listing on the OTC Bulletin Board. The Company will use its best efforts to comply with the listing and trading requirements of its Common Stock on the Principal Market and will use its best efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. If the Company receives notification stating that the Company is not in compliance with the listing qualifications of such Principal Market, the Company will use its best efforts to take all reasonable action to bring the Company into compliance with all applicable listing standards of the Principal Market.

           Section 5.2 EXCHANGE ACT REGISTRATION. The Company will use its best efforts to maintain the registration of its Common Stock under the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act.

           Section 5.3 LEGENDS. The securities to be sold by the Company pursuant to this Purchase Agreement shall be free of restrictive legends, except as set forth in Article VI.

           Section 5.4 LEGAL OPINION. The Company's counsel shall deliver to the Investors upon execution of this Purchase Agreement, an opinion in the form of Exhibit B annexed hereto.

           Section 5.5 NOTICES. The Company agrees to provide the Investors with copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

           Section 5.6 RULE 144 COMPLIANCE. The Company will take all action as may be required as a condition to the availability of Rule 144, and the Company will upon request supply written confirmation that it is in compliance with the reporting requirements of Rule 144. The Company agrees to use its best efforts to facilitate and expedite transfers of the Underlying Shares pursuant to Rule 144, which efforts shall include, but not be limited to, timely notice to its transfer agent to expedite such transfers. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Underlying Shares to the public without registration, the Company agrees to use its reasonable best efforts to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (iii) not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

                                   ARTICLE VI
                                   ----------

                                     LEGENDS
                                     -------

          Section 6.1 LEGENDS. The Investors agree to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investors and their respective counsel, the parties agreeing that any unacceptable legended securities shall be replaced promptly by and at the Company's cost) on the Debentures and/or Underlying
Shares:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

           The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions of transfer set forth in this Section.

           Section 6.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

           Section 6.3 INVESTOR'S COMPLIANCE. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon the resale of the Common Stock.

                                   ARTICLE VII
                                   -----------

                                  CHOICE OF LAW
                                  -------------

           Section 7.1 CHOICE OF LAW; VENUE; JURISDICTION. This Purchase Agreement will be exclusively construed and enforced in accordance with and exclusively governed by the laws of the State of New York, except for matters arising under the Securities Act and Exchange Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Purchase Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Purchase Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Purchase Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                                  ARTICLE VIII
                                  ------------

                             ASSIGNMENT; TERMINATION
                             -----------------------

           Section 8.1 ASSIGNMENT. Each Investor's interest in this Purchase Agreement and its ownership of the Debentures may be assigned or transferred at any time, in whole or in part, to any other person or entity (including any affiliate of each Investor) provided that the Company must consent to such assignment or transfer (which consent shall not be unreasonably withheld), and such assignee or transferee must agree to, and truthfully, make the representations and warranties contained in Article III. The provisions of this Purchase Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Debentures purchased or acquired by the Investors hereunder with respect to the Common Stock held by such person. In the event any Investor transfers or assigns any of the Debentures as set forth herein, such Investor shall remain liable under this Purchase Agreement up until the time such transfer or assignment is completed, and shall remain liable after the transfer or assignment is completed for its actions taken prior to such assignment or transfer.

           Section 8.2 TERMINATION. This Purchase Agreement shall terminate upon the earliest of (i) the date that all the Debentures have been sold by the Investors; (ii) the date that all of the Underlying Shares may be sold by the Investors under the provisions of Rule 144, without volume limitation; or (iii) two years after the expiration of the Closing Date.

                                   ARTICLE IX
                                   ----------

                                     NOTICES
                                     -------

           Section 9.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

           If to the Company:

                                  Tam Restaurants,  Inc.
                                  1163 Forest Avenue
                                  Staten Island, NY 10310
                                  Attention: Anthony Golio
                                  Facsimile: (718) 720-5959
                                  Telephone: (718) 448-3872

           with a copy to:

                                  The Goldstein Law Group, P.C.
                                  65 Broadway, 10th Floor
                                  New York, NY  10006
                                  Attention: Jeffrey M. Stein, Esq.
                                  Telephone: (212) 809-4220
                                  Facsimile: (212) 809-4228

           If to the Investors:

                                  Luke Johnson
                                  32 Clarendon Gardens
                                  London W9 1AZ, UK

                                  Peter Salvatore
                                  35 Seagate Road
                                  Staten Island, NY 10305

           Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

           Section 9.2 INDEMNIFICATION. The Company on the one hand, and each Investor on the other, agrees to indemnify and hold harmless the other and each officer, and director of the other or person, if any, who controls such entity within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Purchase Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Purchase Agreement by such other party. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

           Section 9.3 CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 9.2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9.2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then each party shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Purchase Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in Section 9.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE X
                                    ---------

                                  MISCELLANEOUS
                                  -------------

           Section 10.1 COUNTERPARTS; FACSIMILE; AMENDMENTS. This Purchase Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Purchase Agreement may be amended only by a writing executed by the Company on the one hand, and the Investors, on the other hand.

           Section 10.2 ENTIRE AGREEMENT. This Purchase Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.

           Section 10.3 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing hereunder. In the event that any provision of this Purchase Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Purchase Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Purchase Agreement to any party.

           Section 10.4 TITLE AND SUBTITLES. The titles and subtitles used in this Purchase Agreement are used for convenience only and are not to be considered in construing or interpreting this Purchase Agreement.

           Section 10.5 REPLACEMENT OF CERTIFICATES. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Debentures and/or Underlying

Shares, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

           Section 10.6 PUBLICITY. The Company and the Investors shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Investors without the prior written consent of the Investors, except to the extent required by law or in response to a written SEC request, in which case the Company shall provide the Investors with prior written notice of such public disclosure.

          Section 10.7 CURRENCY. All references to currency in this Purchase Agreement and all Exhibits annexed hereto shall be in United States currency.

           Section 10.8 FEES AND EXPENSES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, .

           Section 10.9 BOARD OF DIRECTORS. Each of the parties acknowledge that both of the Investors are Directors of the Company and are fully familiar with all of the facts and circumstances surrounding the Company including but not limited to the financial condition of the Company, and are aware of the risks in an investment in the Company. Each of the Investors acknowledges that they have reviewed such materials as they deem necessary to make an informed investment decision.

EXHIBITS
A:     Debenture
B:     Escrow Agreement
C:     Legal Opinion

                                   SCHEDULE A





NAME OF INVESTOR           AMT INVESTED      $ AMT. OF DEBENTURE
-----------------------------------------------------------------

Luke Johnson                $500,000                 $500,000


Peter Salvatore             $500,000                 $500,000

           IN WITNESS WHEREOF, the parties hereto have caused this Convertible Debenture Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date set forth below.


Tam Restaurants, Inc.


By: ___________________________
           Name: Anthony Golio
           Title: President

Dated:____________


                               LUKE JOHNSON


                               _______________________       Dated:_________


                               PETER SALVATORE


                               _______________________       Dated:_________

                                    EXHIBIT A

No. 2000-1                                                     $500,000.00 USD
    ------


                              TAM RESTAURANTS, INC.

                 10% CONVERTIBLE DEBENTURE DUE OCTOBER 21, 2003

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

           This Convertible Debenture is duly authorized issue of Convertible Debentures of TAM Restaurants, Inc., a Delaware corporation (the "ISSUER"), issued on October 21, 2000 (the "ISSUANCE DATE"), and designated as its 10% Convertible Debenture due October 21, 2003 (the "DEBENTURE").

FOR VALUE RECEIVED, the Issuer promises to pay to


                                 PETER SALVATORE


the registered holder hereof or its registered assigns, if any (the "HOLDER"), the principal sum of:

                        FIVE HUNDRED THOUSAND ($500,000)

                             United States Dollars,

on or prior to October 21, 2003 (the "MATURITY DATE") or such earlier date this Debenture is required to be repaid by the Issuer pursuant to the terms of Sections 4 and 8 herein, and to pay simple interest on the Maturity Date or as set forth in Section 8 below, at the rate of ten (10%) percent per annum for such principal amount of this Debenture outstanding on the Maturity Date (subject to the qualifications set forth below). Accrual of interest shall commence as of the Issuance Date. In the event the Holder elects to convert the principal amount of this Debenture into shares of Common Stock pursuant to the procedures set forth herein, the Holder shall not be entitled to any interest in the repayment of such principal. This Debenture has been issued under the terms and provisions of the Convertible Debenture Purchase Agreement dated as of October 21, 2000 between the Issuer and Holder (the "AGREEMENT") and shall be subject to all of the terms and conditions and entitled to all of the benefits thereof. In the event the principal amount of this Debenture has not been repaid by the Issuer to the Holder as of the close of business on the Maturity Date, then at such time the Holder shall have the option of (i) receiving repayment of the principal amount then outstanding to the Holder in cash or cash equivalent, plus accrued and unpaid interest for this Debenture then outstanding, or (ii) issue Conversion Shares (as defined below) for the then remaining principal amount outstanding (with out the inclusion of any interest). Unless otherwise agreed in writing by both parties hereto, the interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Issuer regarding registration and transfers of the Debenture (the "DEBENTURE REGISTER"), provided, however, that the Issuer's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the Agreement and this Debenture.

           The Debenture is subject to the following additional provisions:

           1. The Debenture is exchangeable for like Debentures in equal aggregate principal amount of authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than $50,000 (unless such amount represents the remaining principal balance outstanding). No service charge will be made for such registration or transfer or exchange.

           2. The Issuer shall be entitled to withhold from all payments of principal and/or interest of this Debenture any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

           3. This Debenture has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act and applicable state securities laws and in compliance with the restrictions on transfer provided in the Agreement. Prior to the due presentment for such transfer of this Debenture, the Issuer and any agent of the Issuer may treat the person in whose name this Debenture is duly registered on the Issuer's debenture register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Agreement.

           4. The principal amount of this Debenture is only repayable as set forth in this Section or upon the occurrence of an Event of Default as set forth in Section 8 below. The interest is only repayable upon and Event of Default as set forth in Section 8 below or upon repayment of the principal upon the Maturity Date as set forth above. The Holder of this Debenture is entitled, at its option, to convert at any time commencing on the date hereof up until the Maturity Date, the principal amount of this Debenture or any portion thereof, into shares of fully paid and non assessable Common Stock of the Issuer ("CONVERSION SHARES") at a conversion price for each Conversion Share ("CONVERSION PRICE") equal to $.15. The number of Conversion Shares due to the Holder is to be derived from dividing the Conversion Amount by the Conversion Price. For purposes of this Debenture, the "CONVERSION AMOUNT" shall mean the principal dollar amount of the Debenture being converted. In the event the principal amount of this Debenture has not been repaid by the Issuer to the Holder (in the manner set forth in the first sentence of this Section 4) as of the close of business on the Maturity Date, then at such time the Issuer shall issue Conversion Shares for the then remaining principal amount outstanding with no requirement of a Notice of Conversion (as defined below), and the Maturity Date being deemed a Conversion Date (as defined below). The Holder may exercise its right to convert the Debenture by telecopying an executed and completed notice of conversion (the "NOTICE OF CONVERSION") to the Issuer and delivering the original Notice of Conversion and the original Debenture to the Issuer by express courier. Each business day on which a Notice of Conversion is telecopied to and received by the Issuer in accordance with the provisions hereof shall be deemed a "CONVERSION DATE". The Issuer will transmit the certificates representing Conversion Shares issuable upon such conversion of the Debenture (together with the certificates representing the Debenture not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within five Business Days after the Conversion Date, provided, the Issuer has received the original Notice of Conversion and Debenture being so converted. If the Company has not received the original Notice of Conversion and original Debenture being converted within three Business Days after Conversion Date, then the Issuer shall transmit the certificates representing the Conversion Shares issuable upon such conversion of the Debenture (together with the certificates representing the Debenture not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within five business days after receipt of the original Notice of Conversion and original Debenture being converted.

           The Notice of Conversion and Debenture representing the portion of the Debenture converted shall be delivered as follows:

                     To the Issuer:
                            TAM Restaurants, Inc.
                            1163 Forest Avenue
                               Staten Island, NY  10310
                            Attention: Anthony Golio
                            Facsimile: (718) 448-3872
                            Telephone: (718) 720-5959

           or to such other address as may be communicated by the Issuer to the Holder in writing.

           The principal amount of this Debenture shall be reduced as per that principal amount indicated on the Notice of Conversion upon the proper receipt by the Holder of such Conversion Shares due upon such Notice of Conversion.

           5. Upon each adjustment of the Conversion Price (as set forth below), the Holder shall thereafter be entitled to (but not obligated to) receive upon conversion of this Debenture, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by (i) multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock receivable hereunder immediately prior to such adjustment and (ii) dividing the product thereof by the Conversion Price resulting from such adjustment. The Conversion Price shall be adjusted as follows:

                     (i) In the case of any amendment to the Issuer's Articles of Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, this Debenture shall be adjusted so as to provide that upon exercise thereof, the Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the Holder issuable upon such conversion had the conversion occurred immediately prior to such designation, change or division. This Debenture shall be deemed thereafter to provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Subsection (i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

                     (ii) If the Issuer shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                     (iii) If any capital reorganization or reclassification of the capital stock of the Issuer, or any consolidation or merger of the Issuer with or into another corporation or other entity, or the sale of all or substantially all of the Issuer's assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, the Holder shall thereafter have the right to receive upon the conversion hereof upon the basis and upon the terms and conditions specified herein, such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore receivable upon the conversion of this Debenture under this Section had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares of Common Stock receivable upon the conversion of this Debenture) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the exercise hereof including an immediate adjustment, by reason of such consolidation or merger, of the Conversion Price to the value for the Common Stock reflected, by the terms of such consolidation or merger if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation or merger. Subject to the terms of this Debenture, in the event of a merger or consolidation of the Issuer with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity issuable to investors of Common Stock, is greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger or consolidation, then the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock, the Issuer shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the conversion of this Debenture the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock in accordance with such offer.

                     (iv) In case the Issuer shall, at any time prior to conversion of this Debenture, consolidate or merge with any other corporation or other entity (where the Issuer is not the surviving entity) or transfer all or substantially all of its assets to any other corporation or other entity, then the Issuer shall cause effective provision to be made so that the Holder upon the conversion of this Debenture after the effective date of such transaction shall be entitled to receive the kind and, amount of shares, evidences of indebtedness and/or other securities or property receivable on such transaction by the Holder of the number of shares of Common Stock as to which this Debenture was convertible immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Debenture shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness or other securities or assets thereafter deliverable upon conversion of this Debenture. Upon the occurrence of any event described in this Subsection (iv), the Holder shall have the right to (a) convert this Debenture immediately prior to such event at a Conversion Price equal to the lesser of (1) the Conversion Price or (2) the price per share of Common Stock paid in such event, or (b) retain ownership of this Debenture, in which event, appropriate provisions shall be made so that this Debenture shall be convertible at the Holder's option into shares of stock, securities or other equity ownership of the surviving or acquiring entity.

                     (v) In the case of any (a) consolidation or merger of the Issuer into any entity (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Issuer),
           (b) sale, transfer, lease or conveyance of all or substantially all of the assets of the Issuer as an entirety or substantially as an entirety, or (c) reclassification, capital reorganization or change of the Common Stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), the holder of this Debenture then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or reclassification by a holder of the number of shares of Common Stock of the Issuer into which such Debenture would have been converted immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification, assuming such holder of Common Stock of the Issuer (A) is not an entity with which the Issuer consolidated or into which such sale or transfer was made, as the case may be ("constituent entity"), or an affiliate of the constituent entity, and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Issuer held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which the Issuer merged into the Issuer or to which such rights or election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph (4)(d) the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a majority of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provision set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Debenture. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations and reclassifications. The Issuer shall not effect any such consolidation, merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor issuer or entity (if other than the Issuer) resulting from such consolidation, merger, sale or transfer shall assume, by written instrument, the obligation to deliver to the Holder such shares of Common Stock, securities or assets as, in accordance with the provisions of this Debenture, such Holder may be entitled to receive under this Debenture.

                     (vi) The Issuer will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Debenture and in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

                     (vii) Whenever the Conversion Price shall be adjusted pursuant to this Section the Issuer shall promptly mail by registered or certified mail, return receipt requested, to the Holder a certificate signed by its President setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Issuer made any determination hereunder), and the Conversion Price after giving effect to such adjustment, and shall cause copies of such certificates to be mailed (by first-class mail, postage prepaid) to the Holder. The Issuer shall make such certificate and mail it to the Holder immediately after each adjustment.

           6. No provision of this Debenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Debenture at the place, time, and rate, and in the coin or currency herein prescribed.

           7. The Issuer hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

           8. If one or more of the following described "EVENTS OF DEFAULT" shall occur,

                     (a) Any of the representations, covenants, or warranties made by the Issuer herein, or in the Agreement (including all Exhibits annexed thereto) shall have been incorrect when made in any material respect or shall thereafter be determined to be incorrect; or

                     (b) The Issuer shall breach, fail to perform, or fail to observe in any material respect any material covenant, term, provision, condition, agreement or obligation of the Issuer under this Debenture (or any other debenture of the Company held by the Holder), the Agreement, between the parties of even date herewith, and such breach or failure has not been cured within ten business days after receipt of written notice from the Holder setting forth such breach or failure; or

                     (c) A trustee, liquidator or receiver shall be appointed for the Issuer or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) calendar days after such appointment; or

                    (d) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Issuer and shall not be dismissed within thirty (30) calendar days thereafter; or

                     (e) Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Issuer and, if instituted against the Issuer, Issuer shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within thirty (30) calendar days thereafter; or

                     (f) There shall be a material adverse change in the financial condition of the Issuer; or

                     (g) The Issuer shall have failed to deliver shares of Common Stock issuable upon conversion of the Debentures within five business days of when due under the terms of this Debenture; or

                     (h) The Issuer, or any other party, shall, at any time after the Issuance Date, in any way materially adversely alter Holder's priority interest as set forth below.

           Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder's sole discretion, the Holder may consider this Debenture (and all interest through such date) immediately due and payable in cash, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law (including but not limited to consequential damages if any). It is agreed that in the event of such action, such Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys. The parties acknowledge that a change in control of the Issuer shall not be deemed to be an Event of Default as set forth herein.

           9. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

           10. The Holder shall have the right to include all of the Conversion Shares underlying this Debenture (the "REGISTRABLE SECURITIES") as part of any registration of securities filed by the Issuer (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-4 or S-8) and must be notified in writing of such filing as soon as reasonably practicable; PROVIDED, HOWEVER, that the Holder agrees it shall not have any piggy-back registration rights pursuant to this Debenture if the Conversion Shares underlying this Debenture may be sold in the United States pursuant to the provisions of Rule 144 without any restriction on resale. Holder shall have five business days after receipt of the aforementioned notice from the Issuer, to notify the Issuer in writing as to whether the Issuer is to include Holder or not include Holder as part of such registration; PROVIDED, HOWEVER, that if any registration pursuant to this paragraph shall be underwritten, in whole or in part, the Issuer may require that the Registrable Securities requested for inclusion pursuant to this paragraph be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. All registration expenses incurred by the Issuer in complying with the terms of this Debenture shall be paid by the Issuer, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the Holder.

           11. This Debenture, together with all documents referenced herein, embodies the full and entire understanding and agreement between the Issuer and Holder with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Issuer and the Holder. All capitalized terms not otherwise defined herein shall have the same meaning as given in the Agreement. In the event of any inconsistencies between this Debenture and the Agreement, the Debenture shall control. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Debenture shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Debenture.

           12. This Debenture will be construed and enforced in accordance with and governed exclusively by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Debenture obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Debenture irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

           13. Upon receipt by the Issuer of evidence of the loss, theft, destruction or mutilation of any Debenture certificate(s), and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Issuer, and upon the cancellation of the Debenture certificate(s), if mutilated, the Issuer shall execute and deliver new certificates for Debenture(s) of like tenure and date.
           14. This Debenture does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Issuer prior to the conversion into Common Stock thereof, except as provided by applicable law. If, however, at the time of the surrender of this Debenture and conversion the Holder hereof shall be entitled to convert this Debenture, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Conversion Date.

           15. Except as expressly provided herein or as required by law, so long as this Debenture remains outstanding, the Issuer shall not, without the approval by vote or written consent by the Holder, take any action that would adversely affect the rights, preferences or privileges of this Debenture.

           16. The Debentures shall only be junior in right of payment to the Issuer's current debtors in the Issuer's Times Square, New York financing and any current traditional bank financing and debts owed to the government, and senior in respect to all other indebtedness of the Issuer outstanding as of the original Issuance Date. The Issuer agrees that it shall not incur any other debt or equity that ranks senior to the rights of the holder of this Debenture, so long as this Debenture remains outstanding, except for traditional bank financing or the repayment of government related debt, unless the holders of at least seventy five percent (75%) of the then outstanding principal amount of these Debentures agrees in writing.

                     IN WITNESS WHEREOF, the Issuer has caused this Convertible Debenture to be duly executed by an officer thereunto duly authorized.


                                          TAM RESTAURANTS, INC.



                                          By_______________________________
                                             Name:   Anthony Golio
                                             Title:  President

Date:  October 21, 2000

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)




           The undersigned hereby irrevocably elects to convert $
________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of TAM Restaurants, Inc. according to the conditions hereof, as of the date written below.


Date of Conversion ____________________________________________________________


Applicable Conversion Price  __________________________________________________


Signature______________________________________________________________________
                                                        [Name]

Address:_______________________________________________________________________

        _______________________________________________________________________

                                    EXHIBIT B

                                ESCROW AGREEMENT


                     THIS ESCROW AGREEMENT is made by and among Tam Restaurants, Inc., a corporation organized under the laws of the State of Delaware (hereinafter referred to as the "COMPANY"), Luke Johnson and PETER SALVATORE (hereinafter collectively referred to as the "INVESTOR"), and The Goldstein Law Group, P.C. (hereinafter the "ESCROW AGENT").

                               W I T N E S E T H:

           WHEREAS, pursuant to the Convertible Debenture Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT"), the Investors will be purchasing convertible debentures of the Company (the "SECURITIES") for the Purchase Price as set forth in the Purchase Agreement; and

           WHEREAS, the Company has requested that the Escrow Agent hold the funds of the Investors in escrow until the Escrow Agent has received the original Securities. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's direction immediately available funds to the Company or the Company's account and arrange for delivery of the Securities to the Investors as per each Investor's written instructions.

           NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                                    ---------

                               TERMS OF THE ESCROW
                               -------------------

                     1.1 Upon Escrow Agent's receipt into its attorney trustee account of the Purchase Price from the Investors for the Securities to be purchased on the Closing Date pursuant to the terms and conditions set forth in the Purchase Agreement, it shall notify the Company of the amount of funds it has received into its account.

                     1.2 The Company, upon receipt of said notice and acceptance of the Purchase Agreement (including all Exhibits annexed thereto) by both parties, as evidenced by the Company, and the Investors' execution thereof, shall deliver to the Escrow Agent the original Securities being purchased by the Investors in connection with the Closing Date.

                     1.3 Once the Escrow Agent receives the original Securities he shall immediately wire that amount of funds necessary to purchase such Securities per the written instructions of the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from each Investor.

                                    ARTICLE 2
                                    ---------

                                  MISCELLANEOUS
                                  -------------

                     2.1 This Agreement may be altered or amended only with the consent of all of the parties hereto. Should any party attempt to change this Agreement in a manner that in the Escrow Agent's discretion shall be undesirable, or at the sole option of the Escrow Agent, the Escrow Agent may resign as Escrow Agent by notifying all parties in writing in writing. The Company and the Investors may remove the Escrow Agent as escrow agent by serving a written notice signed by all of such parties removing Escrow Agent as the escrow agent in this transaction. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Company and the Investors or its agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the Securities and/or funds. Upon receipt by the Escrow Agent of said notice from the Company and the Investors of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or funds held in escrow to said successor escrow agent. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Investors after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Investors to transfer the Securities and/or funds to a successor escrow agent or to return same to the respective parties.

                     2.2 The Escrow Agent shall be reimbursed by all parties hereto for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

                     2.3 The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

                     2.4 The Company, and the Investors warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this
Agreement:

                               (i) there is no security interest in the Securities or any part thereof;

                               (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

                               (iii) the Escrow Agent shall have no
           responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

                     2.5 The Escrow Agent has no liability hereunder to either party other than to hold the Securities and funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow Agreement.

                     2.6 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

                     2.7 All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. where such notice is to be received), (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur, or (c) five calendar days after sent by regular mail. The addresses for such communications shall be:

           If to the Company:

                                 Tam Restaurants,  Inc.
                                 1163 Forest Avenue
                                 Staten Island, NY 10310
                                 Attention: Anthony Golio
                                 Facsimile: (718) 720-5959
                                 Telephone: (718) 448-3872

           with a copy to:

                                 The Goldstein Law Group, P.C.
                                 65 Broadway, 10th Floor
                                 New York, NY  10006
                                 Attention: Jeffrey M. Stein, Esq.
                                 Telephone: (212) 809-4220
                                 Facsimile: (212) 809-4228

           If to the Investors:

                                 Luke Johnson
                                 32 Clarendon Gardens
                                 London W9 1AZ, UK


                                 Peter Salvatore
                                 35 Seagate Road
                                 Staten Island, NY 10305

           If to the Escrow Agent:

                                  The Goldstein Law Group, P.C.
                                  65 Broadway, 10th Floor
                                  New York, NY  10006
                                  Attention: Jeffrey M. Stein, Esq.
                                  Telephone:  (212) 809-4220
                                  Facsimile: (212) 809-4228

           Either party hereto may from time to time change its address or facsimile number for notices under this Section 2.7 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

                     2.8 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

                     2.9 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

                     2.10 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

                     2.11 The Investors acknowledge and confirm that they are not being represented in a legal capacity by The Goldstein Law Group, P.C. and they each have had the opportunity to consult with its own legal advisors prior to the signing of this Agreement. Each of the Investors acknowledges that the Escrow Agent is representing the Company and waives any claim of a conflict of interest.

                     2.12 The parties hereto expressly agree that this Agreement shall be exclusively governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the federal courts for the Southern District of the State of New York, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

           IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the set forth below.

Tam Restaurants, Inc.


           BY: ___________________________
           Name: Anthony Golio
           Title: President

Dated:____________
                                  LUKE JOHNSON


                                  _______________________       Dated:_________


                                  PETER SALVATORE


                                  _______________________       Dated:_________


                                  THE GOLDSTEIN LAW GROUP, P.C.,
                                  Escrow Agent


                                  By: ____________________     Dated:_________
                                        Jeffrey M. Stein